                                                                    EXHIBIT 23.7

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Dennis J. Callaghan, hereby consent to be named as a person about to become a director of Florida Panthers Holdings, Inc. in this Registration Statement on Form S-4.

                                               /s/  DENNIS J. CALLAGHAN
                                          --------------------------------------
                                                   Dennis J. Callaghan

June 10, 1997